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EXHIBIT 23.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 10, 2004, relating to the financial statements of Granite City Food & Brewery Ltd. appearing in the Company's Annual Report on Form 10-KSB for the year ended December 28, 2003, filed with the Securities and Exchange Commission.

/s/ Schechter Dokken Kanter Andrews & Selcer Ltd.

Minneapolis, Minnesota
April 19, 2004

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT